EXHIBIT 10.29




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NEITHER THIS SERIES B NOTE NOR THE SHARES ISSUABLE UPON  CONVERSION  HEREOF HAVE
BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "SEC") OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SECTION 4(A)(2) OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND/OR REGULATION D PROMULGATED THEREUNDER. NEITHER THIS SERIES B NOTE NOR THE SHARES ISSUABLE UPON CONVERSION HEREOF MAY BE SOLD,
PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS.

                                                                      Note [ ? ]

                 SERIES B UNSECURED CONVERTIBLE PROMISSORY NOTE


$[ ? ]                                                      Englewood, Colorado
                                                                          [DATE]

     FOR VALUE RECEIVED, PetroShare Corp, a Colorado corporation, and its successors and assigns, (the "Company") promises to pay to the order of [HOLDER] (the "Holder"), the principal sum of [ ? ] Dollars ($[ ? ]) ("Principal Amount") in lawful money of the United States of America, together with interest on so much of the principal balance thereof as is from time to time outstanding at the rate hereinafter provided, and payable as hereinafter provided.

     This Series B Note is one of a series of Notes, designated the Series B Unsecured Convertible Promissory Notes (individually referred to herein as the "Series B Note," the series of notes is referred to herein collectively as the "Series B Notes"). All the Series B Notes shall rank pari passu in respect to payment of principal and interest and upon any dissolution, liquidation or winding-up of the Company. Any action permitted by this Series B Note that is taken by one holder will be deemed to have been taken by all holders in proportion to the Principal Amount of each Holder's Series B Note as compared to the total Principal Amount of the Series B Notes then outstanding.

     1. Interest Rate. The unpaid balance of this Series B Note shall bear interest at the rate of fifteen percent (15%) per year, simple interest. Interest shall be calculated on a 365-day year and the actual number of days in each month.

     2. Payment/Maturity Date. Interest on the Series B Note shall be paid quarterly, on the last day of March, June, September and December in each year, beginning December 31, 2017, and continuing until the Series B Note is finally paid. The total outstanding principal balance hereof, together with accrued and unpaid interest, shall be paid on December 31, 2018. Interest must be paid in cash.

     3. Conversion.

            (a) The Holder shall have the option to convert all or any part of the Principal Amount of this Series B Note, together with all accrued interest thereon, in accordance with the provisions of and upon satisfaction of the conditions contained in this Series B Note, into fully paid and non-assessable shares of the Company's common stock as is determined by dividing that portion of the outstanding principal balance and accrued interest under this Series B Note as of such date that the Holder elects to convert by the Conversion Price. The initial Conversion Price is $1.50.

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            (b) No fractional shares of common stock shall be issued upon conversion of this Series B Note, and in lieu thereof the number of shares of common stock to be issued upon each conversion shall be rounded-up to the nearest whole number of shares of common stock.

            (c) The Holder's conversion right set forth in this Paragraph may be exercised at any time and from time to time but prior to payment in full of the principal and accrued interest on this Series B Note.

            (d) The Holder may exercise the right to convert all or any portion of this Series B Note only by delivery of a properly completed conversion notice in the form attached to this Series B Note on a Business Day to the Company's principal executive offices. Such conversion shall be deemed to have been made immediately prior to the close of business on the Business Day of such delivery of the conversion notice (the "Conversion Date"), and the Holder shall be treated for all purposes as the record holder of the shares of common stock into which this Series B Note is converted as of such date. For purposes of this Series B Note, a Business Day is any day the Federal Reserve Bank is open.

            (e) As promptly as practicable after the Conversion Date, the Company at its expense shall issue and deliver to the Holder of this Series B Note a stock certificate or certificates representing the number of shares of common stock into which this Series B Note has been converted.

            (f) Upon the full conversion of this Series B Note, the Company shall be forever released from all of its obligations and liabilities under this Series B Note.

            (g) Holder acknowledges that this Series B Note, as well as the shares of common stock issuable upon conversion of this Series B Note, are "restricted securities," as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Holder agrees that Holder will not attempt to pledge, transfer, convey or otherwise dispose of such restricted securities except in a transaction that is the subject of either: (i) an effective registration statement under the Securities Act and any applicable state securities laws; or (ii) an opinion of counsel rendered by legal counsel satisfactory to the Company, which opinion of counsel shall be satisfactory to the Company, to the effect that such registration is not required. The Company may rely on such an opinion of Holder's counsel in making such determination. Holder consents to the placement of a legend on the securities stating that the shares represented by the certificate have not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sale thereof.

            (h) If the common stock to be issued on conversion of this Series B Note shall be changed into any other class or classes of stock, whether by capital reorganization, reclassification, or otherwise, or if the Company shall declare a dividend of its common stock, combine the shares of its common stock into a lesser number of shares or divide the shares into a greater number of shares, the holder of this Series B Note shall, upon its conversion be entitled to receive, in lieu of the common stock which the Holder would have become entitled to receive but for such change, a number of shares of such other class or classes of stock that would have been subject to receipt by the Holder if it had exercised its rights of conversion immediately before such changes.

            (i) If at any time there shall be a capital reorganization of the Company's common stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Paragraph 3) or merger of the Company into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger or sale, lawful provision shall be made so that the Holder of this Series B Note will be entitled to receive the number of shares of stock or

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      other securities or property from the successor corporation resulting from such merger to which the Holder would have been entitled as a result of such capital reorganization, merger or sale if this Series B Note had been converted immediately before such capital reorganization, merger or sale.

            (j) Upon the occurrence of each adjustment or readjustment pursuant to any provision hereof, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder of this Series B Note a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

     4. Redemption. The Company may redeem this Series B Note, in whole in or part, on 30 days' notice and without penalty at any time, provided, however, that the Company has paid or pays at the time of redemption an amount that would result in the Holder having received a minimum of six months' interest.

     5. Reservation of Shares. At all times while this Series B Note shall be convertible into shares of common stock, the Company shall reserve and keep available out of its authorized but unissued shares of common stock solely for the purpose of effecting the conversion of this Series B Note such number of its shares of such common stock as shall from time to time be sufficient to effect the conversion of this Series B Note in full. In the event that the number of authorized but unissued shares of such common stock shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Series B Note, then in addition to such other remedies as shall be available to the Holder, the Company shall take such corporate action as may be necessary to increase its authorized but unissued shares of such common stock to such number of shares as shall be sufficient for such purpose.

     6. Default. At the option of Holder, the unpaid principal balance of this Series B Note and all accrued interest thereon shall become immediately due, payable, and collectible, without notice or demand, upon the occurrence at any time of any of the following events, each of which shall be deemed to be an event of default hereunder (a " Default "): (a) The Company fails to make any payment of interest or principal on the date on which such payment becomes due and payable under this Series B Note;

            (b) The Company breaches any representation, warranty or covenant or defaults in the timely performance of any other obligation in its agreements with the Series B Note holders and the breach or default continues uncured for a period of five Business Days after the date on which notice of the breach or default is first given to the Company, or ten trading days after the Company becomes, or should have become aware of such breach or default;

            (c) The Company files for protection from its creditors under the federal bankruptcy code or a third party files an involuntary bankruptcy petition against the Company; or

            (d) The Company's common stock is not listed on the OTCQB or other public trading market.

Upon the occurrence of any event which might, upon notice or the passage of time constitute a Default, the Company shall notify the Holder of the Series B Note and the Holders of all other Series B Notes of the occurrence of the event of default within ten days.

     7. Default Interest and Attorney Fees. Upon declaration of a Default hereunder, the balance of the principal remaining unpaid, interest accrued thereon, and all other costs and fees shall be immediately due and payable. In

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the  event of  Default,  the  Company  agrees  to pay all  costs  of  collection including reasonable attorney's fees.

     8. Representations, Warranties and Covenants of the Company. The Company represents, warrants and covenants with the Holder as follows:

            (a) Authorization; Enforceability. All action on the part of the Company, necessary for the authorization, execution and delivery of this Series B Note and the performance of all obligations of the Company hereunder has been taken, and this Series B Note constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

            (b) Governmental Consents. No consent, approval, qualification, order or authorization of, or filing with, any local, state or federal governmental authority is required on the part of the Company in connection with the Company's valid execution, delivery or performance of this Series B Note.

            (c) No Violation. The execution, delivery and performance by the Company of this Series B Note and the consummation of the obligations contemplated hereby will not result in a violation in any material respect of its Articles of Incorporation or Bylaws, or of any provision of any mortgage, agreement, instrument or contract to which it is a party or by which it is bound or, to the best of its knowledge, of any federal or state judgment, order, writ, decree, statute, rule or regulation applicable to the Company or be in material conflict with or constitute, with or without the passage of time or giving of notice, either a material default under any such provision or an event that results in the creation of any material lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations, or any of its assets.

            (d) Covenants. So long as any Series B Note is outstanding, the Company will not pay any dividends or other distributions to the holders of any shares of its preferred stock or common stock unless all payments have been made to the Holders on a current basis.

     9. Assignment of Series B Note. This Series B Note may not be assigned by Company. The Series B Note may be assigned by Holder with the express written consent of the Company and satisfaction of applicable securities laws.

     10. Loss of Series B Note. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Series B Note, and in case of loss, theft or destruction of indemnification in form and substance acceptable to the Company in its reasonable discretion, and upon surrender and cancellation of this Series B Note, if mutilated, the Company shall execute and deliver a new Series B Note of like tenor and date.

     11. Non-Waiver. No delay or omission on the part of Holder in exercising any rights or remedy hereunder shall operate as a waiver of such right or remedy or of any other right or remedy under this Series B Note. A waiver on any one or more occasion shall not be construed as a bar to or waiver of any such right and/or remedy on any future occasion.

     12. Maximum Interest. In no event whatsoever shall the amount paid, or agreed to be paid, to Holder for the use, forbearance, or retention of the money to be loaned hereunder ("Interest") exceed the maximum amount permissible under applicable law. If the performance or fulfillment of any provision hereof, or any agreement between Company and Holder shall result in Interest exceeding the

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limit for Interest  prescribed by law, then the amount of such Interest shall be reduced to such limit. If, from any circumstance whatsoever, Holder should receive as Interest an amount which would exceed the highest lawful rate, the amount which would be excessive Interest shall be applied to the reduction of the principal balance owing hereunder (or, at the option of Holder, be paid over to Company) and not to the payment of Interest.

     13. Purpose of Loan. Company certifies that the loan evidenced by this Series B Note is obtained for business or commercial purposes and that the proceeds thereof will not be used primarily for personal, family, household or agricultural purposes.

     14. Waiver of Presentment. Company and the endorsers, sureties, guarantors and all persons who may become liable for all or any part of this obligation shall be jointly and severally liable for such obligation and hereby jointly and severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest, and any and all lack of diligence or delays in collection or enforcement hereof. Said parties consent to any modification or extension of time (whether one or more) of payment hereof, the release of all or any part of the security for the payment hereof, and the release of any party liable for payment of this obligation. Any modification, extension, or release may be without notice to any such party and shall not discharge said party's liability hereunder.

     15. Governing Law. As an additional consideration for the extension of credit, Company and each endorser, surety, guarantor, and any other person who may become liable for all or any part of this obligation understand and agree that the loan evidenced by this Series B Note is made in the State of Colorado and the provisions hereof will be construed in accordance with the laws of the State of Colorado.

     16. Binding Effect. The term "Company" as used herein shall include the original Company issuing this Series B Note and any party who may subsequently become liable for the payment hereof by virtue of an assignment by the Company with the consent of the Holder, provided that Holder may, at its option, consider the original Company issuing this Series B Note alone as issuer unless Holder has consented in writing to the substitution of another party as Company.

     17. Relationship of Parties. Nothing herein contained shall create or be deemed or construed to create a joint venture or partnership between Company and Holder, as Holder is acting hereunder as a lender only.

     18. Severability. Invalidation of any of the provisions of this Series B Note or of any paragraph, sentence, clause, phrase, or word herein, or the application thereof in any given circumstance, shall not affect the validity of the remainder of this Series B Note.

     19. Amendment. This Series B Note may not be amended, modified, or changed, except only by an instrument in writing signed by the Company and the Holder.

     20. Time of the Essence. Time is of the essence for the performance of each and every obligation of Company hereunder.

     21. Notices. All notices, consents, approvals, requests, demands and other communications which are required or may be given hereunder shall be in writing and shall be duly given if personally delivered, sent by overnight courier or posted by United States registered or certified mail, return receipt requested, postage prepaid and addressed to the other parties at the addresses set forth below.

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      If to the Company:

            PetroShare Corp.
            9635 Maroon Circle, Suite 400
            Englewood, Colorado 80112
            Attention: Stephen J. Foley, Chief Executive Officer

     If to the Holder, at the address as shown on the register maintained by the Company for such purpose.

     The Company or the Holder may change their address for purposes of this Paragraph by giving to the other addressee notice of such new address in conformance with this Paragraph. If the Company receives any notice pursuant to this Series B Note or any other Note of this series, it must, not later than five business days thereafter, dispatch a copy of such notice to the Holder of this Series B Note and to each other Holder of any Series B Note as reflected in the current Note Register.

     IN WITNESS  WHEREOF,  the undersigned has executed this Series B Note as of
______.

                                             PETROSHARE CORP.,
                                             a Colorado corporation


                                             By:
                                                --------------------------
                                                Stephen J. Foley,
                                                Chief Executive Officer

















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                              NOTICE OF CONVERSION


To:   PETROSHARE CORP.

     The undersigned hereby elects to convert $ ____ principal amount of the attached Series B Note, together with any accrued but unpaid interest on the outstanding principal balance, into shares of Common Stock (the "Common Stock") of PETROSHARE CORP., pursuant to the terms of the attached Series B Note.

     Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name* as is specified below:




                              -----------------------------------------------
                              (Name)


                              -----------------------------------------------
                              (Address)


                              -----------------------------------------------



Dated:
      --------                -----------------------------------------------
                              Signature




* If you desire the Common Stock to be issued in a name other than the name in which the Series B Note was issued, additional paperwork may be required to ensure compliance with applicable securities laws.